UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 06, 2024

Commission File Number: 333-230479

SEATECH VENTURES CORP.

(Exact name of registrant issuer as specified in its charter)

Nevada	61-1882326
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

11-05 & 11-06, Tower A, Ave 3, Vertical Business Suite,

Jalan Kerinchi, Bangsar South, 59200 Kuala Lumpur, Malaysia.

(Address of principal executive offices, including zip code)

Registrant’s phone number, including area code +603 8408 1788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value	SEAV	OTC Markets – Pink Sheets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.02. Termination of a Material Definitive Agreement.

Item 8.01 Other Events

On May 06, 2024, SEATech Ventures Corp. (the “Company”) terminated its Acquisition Agreement, dated July 12, 2023 (the “Acquisition Agreement”), with Just Supply Chain Limited (“JSCL”) and its group of companies.

On July 12, 2023 the Company entered into an Acquisition Agreement with Lee Wai Mun, Tai Kau @ Tai Fah Chong, Wong Tien Erl, Lee Han Cien, Lee Wai Chun, Eik Chu Yew, Wong Po Leng and Tok Kai Weei (the “Vendors”), shareholders of JSCL.

Pursuant to the Acquisition Agreement, the Vendors have agreed to sell to the Company an 100% equity stake in JSCL in consideration of a new issuance of 21,831,660 restricted shares of the Company’s common stock at $0.80 per share. The consideration was derived from an agreed valuation of JSCL at $17,465,328.

Due to some outstanding matters yet to be resolved by JSCL, the Company’s board of directors decided to terminate the Acquisition Agreement at the board meeting on March 27, 2024. On May 06, 2024, the Company has entered into a Deed of Mutual Termination & Release with the Vendors to transfer and vest fully the legal and beneficial interests of:

1.	the 100% shares in JSCL to the respective Vendors in accordance with their initial shareholdings held by each Vendors and redeliver the title and possession of all the assets of JSCL.

2.	all 21,831,660 units of common shares of SEATech Ventures Corp. (OTC PINK: SEAV) to the Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Deed of Mutual Termination & Release dated May 06, 2024 between the Company and the Vendors of JSCL Lee Wai Mun, Tai Kau @ Tai Fah Chong, Wong Tien Erl, Lee Han Cien, Lee Wai Chun, Eik Chu Yew, Wong Po Leng and Tok Kai Weei

10.2	Board resolution for the approval of the termination of the Acquisition Agreement dated July 12, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEATECH VENTURES CORP.

Date: May 06, 2024	By:	/s/ CHIN CHEE SEONG
Chin Chee Seong
	Title:	Chief Executive Officer (President, Director, Secretary and Treasurer)

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